EXHIBIT 31.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Jeffrey Johnson, certify that:

(1)   I have reviewed this annual report on Form 10-K/A of Cano Petroleum, Inc.;

(2)   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 28, 2008

/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
Chief Executive Officer
(Principal Executive Officer)